SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C.

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                                FORM 8-K

                             CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF

                   THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (date of earliest event reported)        August 2, 1996
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                    COMMUNICATION INTELLIGENCE CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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                (State or Other Jurisdiction of Incorporation)



        0-19301                                  94-2790442
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 (Commission File Number)           (IRS Employer Identification Number)




            275 Shoreline Drive, Suite 520, Redwood Shores, CA 94065
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                    (Address of Principal Executive Offices)



                                (415) 802-7888
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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          (Former Name or Former Address, If Changed Since Last Report)


















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ITEM 4.  Change in Registrant's Certifying Accountants
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     On August 2, 1996, Communication Intelligence Corporation (the "Company")
received a letter from KPMG Peat Marwick LLP ("Peat Marwick") stating that it was resigning as the auditors the Company. As of the date of this Report, the Company had not yet retained another firm as its principal accountants.

     Peat Marwick advised the Company that it was resigning as the Company's auditor following discussions between Peat Marwick and the staff of the Securities and Exchange Commission regarding the independence of Peat Marwick in light of consulting services that have been provided to the Company by Peat Marwick and KPMG BayMark Capital LLC ("BayMark"). The Company's present intention is to continue its relationship with BayMark.

     In addition, the Company has been advised by the SEC staff that the effectiveness of the Company's pending Registration Statement on Form S-3, relating to the resale of the Company's common stock by certain selling shareholders, will be delayed while the SEC considers matters relating to Peat Marwick's independence in connection with its audit of the Company's 1995 financial statements.

     In connection with the audit of the fiscal year ended December 31, 1995, and during subsequent periods through August 2, 1996, there were no disagreements with Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The audit report of Peat Marwick on the consolidated financial statements of the Company as of and for the year ended December 31, 1995 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Peat Marwick will be filed as an exhibit to this Report on Form 8-K in an amendment to this Report to be filed within ten business days after the filing hereof.



Item 7.  Financial Statements and Exhibits
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Exhibits
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    1          Letter from KPMG Peat Marwick LLP to the Securities and Exchange
               Commission (to be filed by Amendment)







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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
 Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     COMMUNICATION INTELLIGENCE CORPORATION
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                                 (Registrant)


 Dated:  August 8, 1996

                                 By:           /s/ Francis V. Dane
                                    --------------------------------
                                      Francis V. Dane
                                      Vice President, Secretary and Treasurer








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